SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Mosaic Tax-Free Trust
(Name of Registrant as Specified In Its Charter)

Not Applicable
----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Mosaic Funds
550 Science Drive
Madison, WI  53711
800-368-3195

October 31, 2003

Dear Tax-Free Money Market Fund Shareholder:

We are writing to you to ask you to vote on a proposed Plan of Liquidation for the Mosaic Tax-Free Money Market Fund (the "Fund"). This action requires the approval of the majority of shareholders of record on October 27, 2003 at a special shareholder meeting scheduled for November 24, 2003 at the offices of Mosaic Funds.

Your Board of Trustees unanimously approved the proposed plan, and recommends that you vote in favor of it.  Why are we and your Board taking this action?

After considering the options, the Board concluded a liquidation would be the most expedient and flexible choice because it allows you to make your own individual investment decision among attractive alternate options.

We determined that liquidating the Fund represents a logical step in the progressive restructuring of the Mosaic family of funds to best utilize management expertise and provide shareholder value.  Given the economies of scale and trading efficiencies, we believe shareholder value would be better served in Mosaic's remaining tax-free funds or in its taxable money market.

If the approval is met and the Fund is liquidated, you may exchange your existing shares into another Mosaic Fund (be it another money market fund or another tax-free fund) or you may receive a redemption check.  Should you choose to exchange your shares, Mosaic offers two alternative Funds: the Tax-Free National Fund and the taxable Government Money Market Fund. If your objective is to maintain tax-free income, the prospectus for Mosaic's Tax-Free National Fund is the same as the Fund.  If you are considering the relative safety of a money market, you are probably already familiar with Mosaic's taxable Government Money Market. We hope this will help to minimize any inconvenience this decision may cause.

This package contains important information about the proposal and the proxy card you will need to vote. Enclosed with this letter is a detailed proxy statement that includes a question and answer summary.  After you have taken the time to carefully review the material, we ask you to vote promptly by completing and returning the enclosed proxy card.

Feel free to call us with any questions you may have.  We can assist you in exchanging or redeeming your shares or arrange for you to talk with one of our investment consultants to discuss additional investment options with you.

We appreciate your confidence in Mosaic.  We hope that we can continue to serve you as an investor in the Mosaic Funds.

Sincerely,

(signature)                                              (signature)

Katherine L. Frank                                 Frank E. Burgess
President                                                President
Mosaic Funds                                         Madison Investment Advisors, Inc.

Questions and Answers Regarding the Proposed Plan of Liquidation and Dissolution for the Tax-Free Money Market (the "Fund")

Although you should read the full text of the enclosed proxy statement, we hope the following information will assist you in understanding the voting procedures and information on the proposal itself. After reading this information and the proxy statement, please vote promptly. Even if you are no longer a shareholder, if you received this proxy statement it means your vote is important!

General Information

Why is the Plan of Liquidation being recommended?

Since the launch of Mosaic funds in June 1997, we have utilized management expertise to maximize shareholder value across the entire fund family. The natural consequence of this effort has been the realignment and merger of some funds and, in light of the unique circumstances in this situation, fund liquidation. In addition to recognizing that our management expertise is optimized in other funds, we also recognized that it seems unlikely that the Fund will grow to achieve the economies of scale and trading efficiencies necessary to support the expense ratio needed to provide solid shareholder value in today's low interest rate environment or the foreseeable future.

The Trustees recognized that Fund investors had different objectives in holding shares in the Tax Free Money Market Fund. Some investors are most interested in the tax-free aspect of the Fund while others are more focused on its policy of seeking to maintain a stable $1.00 share price The Trustees decided that investors would prefer to make their individual choices of an alternative investment.  This is facilitated by a liquidation of the Fund and, since there are no tax consequences resulting from redemptions from the Fund, this option seemed particularly expedient.

Who is asking for my vote?

The Board of Trustees of your Fund is soliciting your vote. Your Trustees, a majority of who are independent of Mosaic Funds and Madison Investment Advisors, unanimously approved the proposal and recommend that you vote in favor of the liquidation.

Assuming the proposed Plan of Liquidation is approved, what options do I have with my Tax-Free Money Market investment?  Will I be able to redeem or exchange?

You may redeem your shares for cash or exchange them into another Mosaic Fund at any time through the date of the liquidation, which is scheduled for November 24, 2003.  Call us at 888-670-3600 if you would like to arrange an exchange or redemption before the liquidation date. For your convenience, use the enclosed Plan of Liquidation form to make the election to exchange into another Mosaic Fund.  If you do nothing, you will receive a check along with a confirmation statement shortly after the liquidation date.

Please remember, because you were a shareholder of record on the meeting record date, October 27, 2003, it is still very important for you to vote regardless of whether you remain invested in the Fund or redeem or exchange prior to the scheduled liquidation.

How will the proposal affect my checkwriting privileges?

Any checks you write on your Fund account must clear before the liquidation date when the account will be closed.  Therefore, if you intend to write checks on your account, you should consider an alternate investment with checkwriting privileges.    If you exchange into another Mosaic Fund with checkwriting privileges, you will receive a free set of checks within a week to 10 days after the exchange.  Call us at 800-368-3195 if you would like more information about checkwriting.

What are the tax consequences of the Plan of Liquidation for me?

Since your tax basis in the Fund will equal the value of the shares you exchange or redeem, the liquidation will not be a taxable event to you.

Shareholders are invited to consult with their own tax advisers for advice regarding the tax consequences of the Plan of Liquidation given their particular situation.

How will the Fund be managed until liquidation?

The Fund plans to hold a significant percentage of its assets in cash and very short-term investments through the liquidation date. This may reduce income slightly during the period; however, we will continue to waive any expenses necessary to ensure that the Fund's policy of maintaining a stable $1.00 share price is followed through the liquidation date. Because the Fund invests in short-term securities that are easily sold at face value, we believe any transaction costs incurred by the Fund while selling portfolio securities in anticipation of the liquidation should not be significant.

How will dividend payments be handled between now and the liquidation date and will there be additional dividend distributions on the liquidation date?

The Fund accrues dividends daily and pays them monthly. October dividends will be paid in cash and reinvested if you have elected that option as usual. Dividends accrued in November will be paid with the liquidation proceeds. No otherdistributions are planned.

Will I be able to make additional investments in the Tax-Free Money Market before its liquidation?

Although not encouraged, you may make purchases through November 15, 2003 (if, for example, you need to make an investment to cover a check you are planning to write).  Thereafter, purchases will not be permitted without the express approval of an officer of Mosaic.

Who do I call if I have questions after reading these materials?

If you have questions about the meeting or the proposal after reading this material and the proxy statement, please call us at our toll free number, 800-368-3195. To exchange or redeem, call us toll-free at 888-670-3600.

Voting Procedures

How many votes am I entitled to cast?

Enclosed with your proxy statement is a separate proxy card (or ballot) for each account you have with the Tax-Free Money Market Fund. The card lists the number of shares held in your account as of record date, October 27, 2003. You are entitled to one vote for each share you owned on that date.

How do I vote my shares?

Please vote by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. Please be sure to sign your name exactly as it appears in your account registration as shown on the card. If you are signing as an officer of a company, a trustee or other fiduciary, please indicate your capacity next to your signature.

Who is paying for this proxy solicitation?

The advisor will bear all expenses of this proxy solicitation. Neither the Fund nor any of its shareholders will pay any proxy solicitation costs.

Mosaic Tax-Free Trust
550 Science Drive
Madison, Wisconsin 53711

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 24, 2003

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mosaic Tax-Free Trust's Tax-Free Money Market series (the "Fund") will be held at the offices of the Fund at 550 Science Drive, Madison, Wisconsin 53711, on Monday, November 24, 2003, at 12:00 noon for the following purposes:

1. To consider and act upon the Plan of Liquidation (the "Plan") dated October 20, 2003 providing for the dissolution of the Fund following:

  the liquidation of all of its assets;
  the settlement of any of its liabilities; and
  the distribution of its proceeds to Fund shareholders.

2. To transact any other business as may properly come before the meeting or any of its adjournments.

The Trustees fixed the close of business on October 27, 2003 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at this Meeting or any adjournment thereof.

IMPORTANT

Your vote is important and all Shareholders are asked to be present in person or by proxy. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as soon as possible using the enclosed stamped envelope. Sending the proxy will not prevent you from personally voting your shares at the Meeting since you may revoke your proxy by advising the Secretary of Mosaic Tax-Free Trust in writing (by subsequent proxy or otherwise) of such revocation at anytime before it is voted.

By order of the Board of Trustees

 (signature)

W. Richard Mason
Secretary

October 31, 2003

Mosaic Tax-Free Trust
Tax-Free Money Market Fund
550 Science Drive
Madison, Wisconsin 53711
______________________

Proxy Statement
Special Meeting of Shareholders
November 24, 2003
_____________________

Introduction

This Proxy Statement is furnished to the shareholders of the Mosaic Tax-Free Trust Tax-Free Money Market series of shares  (the "Fund") by its Board of Trustees in solicitation of shareholder votes at the Fund's Special Meeting of Shareholders (the "Meeting"). The Meeting is scheduled to be held at the office of Mosaic Funds, 550 Science Drive, Madison, Wisconsin 53711, on Monday, November 24, 2003 at 12:00 noon, local time. The purpose of the Meeting is to consider and vote on a Plan of Liquidation for the Fund (the "Plan"). The Board of Trustees, including all of the independent Trustees, recommends that you vote in favor of the Plan. Subject to shareholder approval, the liquidation would take place on or about the same day as the Meeting.

Only the shareholders of record at the close of business on October 27, 2003 ("the Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments of the Meeting. As of the Record Date there were 4,xxx,xxx.xx issued and outstanding shares of common stock of the Fund. Each share issued and outstanding will be entitled to one vote, and each fractional share issued and outstanding will be entitled to a proportionate share of one vote, at the Meeting. The Notice of Special Meeting, Proxy Statement and the form of Proxy was first mailed or otherwise delivered to shareholders on or about November 4, 2003.

Solicitation and Voting Information

Quorum. One-third of the shares outstanding on the Record Date, represented in person or by Proxy, must be present for the transaction of business at the Meeting. If a quorum is present at the Meeting, but sufficient votes to approve the Plan are not received, the persons named as Proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by Proxy. The persons named as Proxies will vote those Proxies that they are entitled to vote FOR adoption of the Plan in favor of an adjournment, and will vote those Proxies required to be voted AGAINST adoption of the Plan against such adjournment. A shareholder vote may be taken on the Plan prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote. The favorable vote of the holders of "the majority of the outstanding shares entitled to vote," either in person or by Proxy, at the Meeting, provided a quorum is present, is required for adoption of the Plan. The Investment Company Act of 1940 defines "a majority of the outstanding shares entitled to vote" for this purpose as the lesser of: (a) more than fifty percent (50%) of all outstanding shares entitled to vote; or (b) at least two-thirds of all shares entitled to vote which are represented in person or by proxy at a meeting at which more than 50% of the outstanding shares are represented either in person or by proxy. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

A Proxy may be revoked at any time prior to its use (a) by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another Proxy prior to the Meeting; or (c) by being present and voting at the Meeting, and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your Proxy.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to the Plan. As a result, they have the same effect as a vote against the Plan. "Broker non-votes" are shares held by a broker or nominee for which an executed Proxy is received by the Fund, but are not voted as to the Plan because instructions have not been received from the beneficial owners or person entitled to vote and the broker or nominee does not have discretionary voting power.  As of the Record Date, no shares of the Fund were held by a broker or nominee.

Proxy Solicitation. Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement and the accompanying proxy card. Proxies also may be solicited in person, by telephone, or by facsimile by the Fund's investment advisor, Mosaic Funds (unless otherwise specified, references to "we" or "us" in this document refers to the Fund's investment advisor and not to the Fund's Trustees). Authorizations to execute proxies may be obtained by telephone or electronically. If proxies are executed pursuant to telephonic or electronic authorization, we will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

Expenses in connection with the solicitation of proxies, including any expenses in connection with telephone voting, will be borne by us. Although we are not aware of the need, we will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. Additional solicitation may be performed by our officers and employees without special compensation.

Proposal:  Adopting the Plan of Liquidation for the Fund

On October 20, 2003, the Trustees approved a resolution to recommend to the Fund's shareholders that the Fund be liquidated in accordance with the Plan. A copy of the Plan is attached as Appendix A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to the terms of the Plan.

If the Plan is adopted by the Fund's shareholders, the Board of Trustees will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practical and in accordance with Massachusetts law. Such action will include, among other things, distribution to the shareholders of the Fund's remaining assets, which will be converted to cash, and termination of the Fund.  The fund's investment advisor voluntarily agrees to pay all costs of the liquidation, including the costs of preparing, printing and mailing this proxy statement, proxy solicitation and tabulation fees and other costs associated with the Meeting, any legal fees or accounting fees, but excluding brokerage any commissions incurred by the Fund in selling its portfolio securities, which will be borne by the Fund.

Background of and Reason for the Plan

Since the launch of Mosaic funds in June 1997, we have utilized management expertise to maximize shareholder value across the entire fund family. The natural consequence of this effort has been the realignment and merger of some funds and, in light of unique circumstances in this situation, fund liquidation. In addition to optimizing our management expertise, our goal is also to achieve certain economies of scale while at the same time eliminating duplicative administrative expenses.

In the current low interest rate environment, we have been waiving Fund expenses in order to ensure that the Fund will continue to maintain its stable share price of $1.00.  In this environment, we believe maintaining the Fund holds limited shareholder value. Under the circumstances, we decided it was the logical time to recommend to the Fund's Board of Trustees that the Fund be liquidated with all costs of the liquidation, including the cost of this proxy solicitation, to be borne by us.

Although we and the Trustees discussed other options, including the possible merger of the Fund with another mutual fund, we determined that liquidation was the most viable option. A merger of the Fund with another similar mutual fund within the Mosaic family would deny shareholders the option of choosing among attractive alternate investment options. Likewise, so that shareholders could make their own investment decision, we elected not to "sell" or otherwise transfer the Fund to another mutual fund complex. Ultimately, we recognize that Fund shareholders may find one of the Fund's two investment objectives (i.e. tax-free income and liquidity/preservation of capital) to be more important than the other.  For all of these reasons, and particularly because there will be no tax-effects to shareholders resulting from Fund redemption, we recommended liquidation because it provided Fund shareholders with the best alternative investment options.  The Trustees accepted our recommendation.

In reaching the decision that a liquidation was in the best interest of the Fund's shareholders, the Board reviewed and discussed information provided by management regarding the liquidation as described above.  As a result, the Board authorized and approved the Plan after considering a number of factors, including:

     1.  The optimization of management expertise and efficiency;

     2.  The availability of attractive alternative investment options within the Mosaic family;

     3.  The absence of tax effects on shareholders in connection with a money market fund liquidation;

     4.  The difficulties experienced by the Fund in realizing economies of scale, including the inability of the Fund to remain competitive even with temporary fee waivers; and

     5.  The flexibility that liquidation provides in allowing shareholders to make their own investment decision.

Plan of Liquidation

If the Plan is approved by shareholders, we will proceed to sell all of the Fund's portfolio securities and other assets for cash. The Fund will apply the cash proceeds to the payment, satisfaction and discharge of all its existing debts and obligations and distribute the remaining proceeds to shareholders in a liquidating distribution. Thereafter, the Fund will terminate its operations, and wind up its affairs.

If the Plan is approved on November 24, 2003, the Fund expects the liquidating distribution will be paid to its shareholders that day.  However, the exact date of the distribution depends on the time required to liquidate the assets of the Fund. Thus, while the Fund will be liquidated as expeditiously as is prudent upon approval of the Plan, there can be no guarantee that the liquidation will in fact be completed on November 24, 2003.

Shareholders may exchange or redeem their shares at net asset value on any business day through and including the date of the liquidating distribution.  Shareholders are directed to the section titled "How to Redeem Shares" in Mosaic's Guide to Doing Business for more information on redemptions.  No shareholder will have any dissenter's rights or right of appraisal with respect to the liquidation and dissolution of the Fund.  There is no cost to exchange or redeem your shares.

Tax Consequences of the Plan to Shareholders

There should be no federal income tax consequences to shareholders of implementing the Plan.  Nevertheless, shareholders should consult with their own tax advisers for advice regarding the application of current federal tax laws in their particular situations and with respect to state, local, foreign, and other tax consequences of the Plan.

Immediately prior to completion of the liquidation, the Fund will make a final distribution of its net investment income and capital gains, if any.  Although we do not anticipate capital gains, they would be taxable to each shareholder as ordinary income.   The Fund will pay its last monthly income dividend in October, with any additional dividends paid with the liquidation proceeds. It is possible that the final liquidation of portfolio securities will result in a small amount of taxable short-term capital gains, but the Fund anticipates that any such amount will be negligible.

The consummation of these and the other transactions contemplated by the Plan will be treated as a plan of complete liquidation for tax purposes.

Conclusion and Recommendation

The Board of Trustees recommends that you vote FOR approval of the Plan.

OTHER BUSINESS

The Board of Trustees is not aware that any other business will be brought before the Meeting other than the matters set forth in this Proxy Statement.

ADDITIONAL INFORMATION

Financial Statements

The Fund's Annual Report dated September 30, 2002 and Semi-Annual Report dated March 31, 2003 was previously sent to shareholders of the Fund. A copy of the Fund's final Annual Report dated September 30, 2003 will be mailed to Mosaic Tax-Free Trust shareholders prior to November 30, 2003.

Upon request, the Fund will furnish to shareholders, without a charge, a copy of its Annual Report and the most recent semi-annual report succeeding the annual report, if any.    All shareholder requests should be directed to Mosaic Funds, 550 Science Drive, Madison, Wisconsin 53711 or by telephoning 1-800-368-3195. The SEC also maintains a website at www.sec.gov that contains documents filed by the Fund. Shareholders can read and print them by entering the EDGAR database on the SEC's website and following the directions.

Service Providers

Madison Mosaic, LLC, a subsidiary of Madison Investment Advisors, Inc. (together, "Madison"), serves as investment adviser to the Fund.  Mosaic Funds Distributor, LLC serves as the Fund's distributor.  Madison is located at 550 Science Drive, Madison, Wisconsin 53711 and Mosaic Funds Distributor is located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258.  You can reach any of these organizations toll-free at 800-368-3195.

The Fund's transfer agent and dividend disbursing agent is US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  You can reach the transfer agent to discuss your account toll-free at 888-670-3600.

Controlling Shareholders, Large Shareholders and Holdings of Trustees and Officers of the Trust as of the Record Date

Stanley & Catherine Schaub Living Trust, 1924 Gaither Street, Temple Hills, MD and Katherine L. Norris, 4637 Randolph Drive, Annandale, VA owns 15% and 11%, respectively of the Fund as of the Record Date.

As of the Record Date, the officers and Trustees of Mosaic Funds beneficially owned as a group less than 1% each of the outstanding shares of the Fund.

Other Matters

The Trustees of the TFMM know of no other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxy cards that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies.

Deadline for Submitting Shareholder Proposals at Next Special Meeting

As a series of a Massachusetts Business Trust, the Fund is not required to hold shareholder meetings on a regular basis. Accordingly, the Fund does not intend to hold such meetings unless required to do so under the 1940 Act. The deadline for submitting shareholder proposals for inclusion in the proxy statement and form of proxy for the next special meeting of shareholders of the Fund is a reasonable time before the Fund begins to print and mail its proxy materials. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Fund does not guarantee that it will be considered at the next meeting of shareholders. Other than the meeting described in this document, no special meetings are currently being contemplated.

By Order of the Board of Trustees

(signature)

W. Richard Mason
Secretary

Madison, Wisconsin
November 4, 2003

Appendix A
----------

Mosaic Tax-Free Trust

Tax-Free Money Market Series

Plan of Liquidation

The following Plan of Liquidation dated October 20, 2003 (the "Plan") of the Mosaic Tax-Free Trust Tax-Free Money Market series (the "Fund") shall be effective only upon the approval of the Plan at a Special Meeting of Shareholders by the affirmative vote of the holders of a majority of the outstanding shares of the Fund as of the Record Date.

Article I.    Actions to be Taken Prior to Liquidation of the Fund

       As directed by the Board of Trustees, the Fund shall proceed with the business of winding up its affairs, including authorizing, by this document, the proper officers of the Fund to perform such acts, execute and deliver such documents, and do all the things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Fund.

Article II.   State and Regulatory Filings; Delisting

       (a)   The proper officer(s) shall make any filings that are required under Massachusetts Law in order for the Fund to be liquidated.

       (b)   The proper officer(s) will notify the CUSIP Service Bureau, if necessary or appropriate.

       (c)    The proper officer(s) shall make final NSAR or other filings that are required under Federal securities laws for the Fund to be terminated as a series of Mosaic Tax-Free Trust.

Article III.  Liquidation Procedures

       (a)    The proper officer(s) of the Fund shall cause to be prepared a notice to shareholders to prove their interests in the Fund and to mail such notice, together with such other information as the officers find necessary or desirable, to shareholders of record of the Fund as of October 27, 2003.

       (b)    The proper officer(s) of the Fund shall apply the Fund's assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, recognizing that all Fund expenses are subsumed by the Services and Investment Advisory Agreements between Mosaic Tax-Free Trust and Madison Mosaic, LLC (including necessary expenses of liquidation), and distribute in one or more payments the remaining assets and all dividend income and investment company net capital gain (if any) among the shareholders of the Fund, with each shareholder receiving such shareholder's proportionate share of each payment.

       (c)    The proper officer(s) of the Fund may, if such officers deem it appropriate, establish a reserve to meet the costs of its liquidation, including the costs of its required tax filings, and any contingent liabilities of the Fund, including any claims or actions to which the Fund is or may be subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.  As of the date of this Plan, no such costs, contingent liabilities or claims are known by the Fund.

       (d)    In the event that the Fund is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the proper officer(s) of the Fund may create in the name and on behalf of the Fund a liquidation trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the stockholders that cannot be located. The expense of any such trust shall be charged against the assets held therein.

(e)    For the convenience of Fund shareholders, the proper officer(s) of the Fund shall provide each Fund shareholders with the option of exchanging their proportionate liquidation distributions into another Mosaic mutual fund selected by each such shareholder pursuant to the exchange privileges set forth in the current Mosaic Tax-Free Trust prospectus.  If no such option is elected, the distribution shall be made as provided in paragraphs (a) through (d) above.

Mosaic Tax-Free Trust
Tax-Free Money Market Series

By:  (signature)
Katherine L. Frank
President

ATTEST:

(signature)
W. Richard Mason
Secretary

Mosaic Tax-Free Trust - Proxy Card

Special Meeting of Shareholders – November 24, 2003

This proxy is solicited on behalf of the Trustees of Mosaic Tax-Free Trust with respect to its Tax-Free Money Market Fund series of shares. The undersigned hereby appoints Katherine L. Frank and Greg Hoppe, and each of them separately, proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below at the Special Meeting of Shareholders of the above referenced fund (the "Fund") to be held on Monday, November 24, 2003 at 550 Science Drive, Madison, Wisconsin 53711 at 12:00 noon Central time, and at any adjournments thereof (the "Meeting"), all of the shares of the Fund which the undersigned would be entitled to vote if the undersigned were personally present.

Every shareholder's vote is important! Vote this Proxy Card today!

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder whose name is signed herein. If you sign, date and return this proxy card but give no voting instructions, your shares will be voted for each proposal.

To vote, mark blocks below in blue or black ink as follows [x]

1. To approve the proposed Plan of Liquidation, dissolving the Tax-Free Money Market Fund following the liquidation of its assets, satisfaction of its known liabilities and distribution of remaining proceeds to shareholders.

[ ] YES [ ] NO [ ] ABSTAIN

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

[ ] YES [ ] NO [ ] ABSTAIN

These items are discussed in greater detail in the attached proxy statement. The Board of Trustees of Mosaic Tax-Free Trust (Tax-Free Money Market series) fixed the close of business on October 27, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

If you attend the meeting, you may vote your shares in person. Please complete, sign, date and return this proxy card in the enclosed envelope, which needs no postage if mailed in the United States, if you do not expect to attend the meeting.

Note : Please sign exactly as name appears on this card. All joint owners should sign. When signing as an executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in partnership name.

_____________________________________ Date: November ______, 2003

Signature

Record date shares #######.###>

Account Number xxx-###########

Registration #############################, ##############################,

############################, ############################################

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711
800-368-3195

OPTIONAL DISTRIBUTION FORM FOR TAX-FREE MONEY MARKET

Important:  Please return this page if you would like Mosaic to automatically exchange your Tax-Free Money Market proceeds in another Mosaic Fund on the liquidation date.  You will receive a confirmation statement after the exchange.

If I do not redeem or exchange my account before the liquidation date of the Tax-Free Money Market Fund, please exchange my liquidation proceeds into the Mosaic mutual fund checked below on the liquidation date.  If I have checkwriting privileges on my Tax-Free Money Market Account, I request checkwriting privileges on the exchanged account.

[  ]    Mosaic Government Money Market Fund

[  ]    Mosaic Tax-Free National Fund

Please sign and date this form and return it to Mosaic Funds in the envelope provided.

Signature(s)

________________________________    ______________________________
All account owners must sign

Date:  November ___, 2003

Mosaic Government Money Market provides a high degree of safety with the convenience of low-minimum checkwriting. The fund is restricted to investing in securities issued or guaranteed by the U.S. Government and is mananged to produce a steady daily income stream. Government backing applies to timely repayment of principal and interest and not to shares of the fund. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. See the enclosed copy of the current Mosaic Government Money Market prospectus for more information, including charges and expenses or call Mosaic Funds at 800-368-3195. Read the prospectus carefully before you return this form.

Mosaic Tax-Free National Fund invests in a variety of securities issued by state and local governments seeking yields free from federal income tax. A portion of the income received may be subject to the Alternate Minimum Tax. Unlike a money market fund, the share price, investment return and value of a Tax-Free National Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. See the enclosed copy of the current Mosaic Tax-Free Trust prospectus for more information, including charges and expenses or call Mosaic Funds at 800-368-3195. Read the prospectus carefully before you return this form.